SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report(Date  of  earliest  event  reported):  August 23, 1999



                        POMEROY COMPUTER RESOURCES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   0-20022                 31-1227808
            --------                   -------                 ----------
  (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)             file number)          Identification No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (606)586-0600
                                                           -------------

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Item  5.     Other  Events
             -------------

             On August 23, 1999, the Company acquired all the outstanding Stock of Acme Data Systems, a privately-held computer network integrator and services provider headquartered in Columbus, Ohio. A copy of the press release issued by the Company regarding the acquisition is filed herewith as Exhibit 99.6.


Item  7.     Exhibits
             --------

             99.6    Press  Release  dated  August  23,  1999


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POMEROY  COMPUTER  RESOURCES,  INC.
                                        -----------------------------------



Date:  September 7, 1999                 By: /s/ Stephen E. Pomeroy
                                          ------------------------------
                                                 Stephen E. Pomeroy,
                                                 Chief Financial Officer

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